UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2025
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	APAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) – (c) On March 4, 2025, Artisan Partners Asset Management Inc. (the “Company”) announced that the Company’s board of directors (the “Board”) appointed Jason A. Gottlieb, currently President of the Company, to succeed Eric R. Colson as Chief Executive Officer effective June 4, 2025, the date of the Company’s 2025 Annual Meeting of Stockholders (the “Transition Date”), at which time it is expected that Mr. Gottlieb will also be elected to the Board. Additionally, the Board has appointed Mr. Colson Executive Chair and Chair of the Board, effective as of Transition Date. In this role, Mr. Colson will remain an active and engaged member of the executive management team. Ms. DiMarco, currently Chair of the Board, will transition to Lead Independent Director as of the Transition Date.
Mr. Gottlieb, 55, became President of the Company in January 2021. Prior to such time, he was Chief Operating Officer of Investments and served as Executive Vice President from February 2017. Mr. Gottlieb joined the Company in October 2016 as a Managing Director of Investment Operations.
There is no arrangement or understanding between Mr. Gottlieb or any other person pursuant to which he was appointed an officer of the Company, and there are no familial relationships between Mr. Gottlieb and any of the Company’s directors or executive officers.
The compensation framework for Mr. Gottlieb and Mr. Colson will not change materially as a result of the change in roles and responsibilities.
The Company issued a press release announcing the transitions described above, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated March 04, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: March 4, 2025

By:	/s/ Laura E. Simpson
Name:	Laura E. Simpson
Title:	Executive Vice President, Chief Legal Officer and Secretary